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                                                                  EXHIBIT 10.6

                           PAINE WEBBER GROUP INC.

________________________________________________________________________________

                  Senior Officer Deferred Compensation Plan
                           Grantor Trust Agreement
________________________________________________________________________________


        THIS AGREEMENT, made as of the 4th day of February, 1994, by and between PAINE WEBBER GROUP INC., a Delaware corporation (hereinafter referred to as "PWG"), and CHEMICAL BANK (hereinafter referred to as the "Trustee").

                                 WITNESSETH:

        WHEREAS, PWG or one or more of its direct or indirect subsidiaries is obligated to pay Deferred Compensation to Paul Guenther (the "Participant") and his/her beneficiaries (the "Beneficiaries") under the PWG Senior Officer Deferred Compensation Plan (the "Plan"); and

        WHEREAS, PWG wishes to establish a trust (the "Trust") and to contribute assets to the Trust that shall be held therein, subject to the claims of the creditors of PWG or its Material Subsidiaries, as herein defined, in the event of insolvency, as herein defined, until delivered to the Participant or Beneficiaries in such manner and at such times as specified in the Plan; and






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        WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code");

        NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

        1.   ESTABLISHMENT OF TRUST

        (a) The Trust shall consist of such property, as is acceptable to the Trustee, as shall be deposited with the Trustee from time to time by PWG, which shall be the principal of the Trust, to be held and administered as provided herein.

        (b) Such property may consist of shares of PWG common stock, par value $1.00 ("Shares"). If any Shares are contributed to the Trust, PWG shall, by virtue of such contribution, represent that the Shares are validly issued, nonassessable and transferrable, subject to the requirements of applicable federal and state securities laws. PWG represents the Shares have been registered on Form S-8 filed with the Securities Exchange Commission. PWG shall advise the Trustee of any limitations on sale of the Shares. PWG shall also use its reasonable efforts to register or qualify such Shares covered by the Form S-8 under the "blue sky" or securities laws of such jurisdictions within the United States.

        (c)  The Trust hereby established shall be irrevocable.

        (d) The Trust is intended to be a grantor trust, of which PWG is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

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     (e) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other assets of PWG and shall be used exclusively for the uses and purposes of the Participant, Beneficiaries and the general creditors of PWG and its Material Subsidiaries as herein set forth. The Participant and Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of the Participant and Beneficiaries against PWG. Any assets held by the Trust shall be subject to the claims of the general creditors of PWG and its Material Subsidiaries under federal and state law in the event of insolvency, as defined in Section 3(a) herein.

     2.  PAYMENTS TO THE PARTICIPANT OR BENEFICIARIES

     (a) PWG shall deliver to the Trustee written schedules (the "Payment Schedules") in a form acceptable to the Trustee that indicate the dates or events on which the assets of the Trust are to be paid out to the Participant or Beneficiaries; provided that it shall be the responsibility of the Administrator (as defined in Section 2(b)) to determine if an event set forth on the schedule has occurred and advise the Trustee of such event. Except as otherwise provided herein, the Trustee shall make payments to the Participant or Beneficiaries in accordance with such Payment Schedules.

     (b) All payments shall be in cash except that the Trustee may, at the direction of an administrator (the "Administrator") appointed for purposes of this Trust by the Compensation Committee of PWG's Board of Directors (the "Committee"), distribute assets held in the Trust other than Shares to the Participant or Beneficiaries; provided that in the event of




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a distribution in kind, the Administrator shall advise the Trustee of the value of the assets distributed and the Trustee may conclusively rely upon such information without further inquiry.

        (c) The Administrator shall advise the Trustee of the amount of withholding of any federal, state or local taxes that may be required to be withheld with respect to the payments of benefits pursuant to the terms of the Plan. The Trustee shall pay amounts withheld to the appropriate taxing authorities.

        (d) For the purpose of making cash payments or to satisfy various withholding or other obligations hereunder, if all or part of the principal of the Trust shall consist of securities or other property, which do not have a readily ascertainable market value, PWG may purchase from the Trust (or it may substitute new assets for) such assets at its option for the amount it then designates as the market value; provided that the Administrator certifies to the Trustee that such market value has been determined on the same basis utilized for trust reporting purposes pursuant to Section 7(a). The Trustee shall be absolutely protected in relying upon the value determined by PWG and the Administrator.

     3. TRUSTEE RESPONSIBILITY REGARDING PAYMENTS WHEN COMPANY IS INSOLVENT

     (a) The Trustee shall cease payment of benefits to the Participant or Beneficiaries if PWG or any Material Subsidiary is Insolvent. PWG or any Material Subsidiary shall be considered "insolvent" for purposes of this Trust Agreement if (i) PWG or such Material Subsidiary is unable to pay its debts as they become due, or (ii) PWG or such Material Subsidiary is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.


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        (b)  At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the assets of the Trust shall be subject to claims of general creditors of PWG and its Material Subsidiaries under federal and state law as set forth below.

             (1) The Chief Financial Officer of PWG shall have the duty to inform the Trustee in writing of the insolvency of PWG or any such Material Subsidiary. If a person claiming to be a creditor of PWG or a Material Subsidiary alleges in writing to the Trustee that PWG or such Material Subsidiary has become insolvent, the Trustee shall, within 2 business days of delivery to the person authorized as the Trustee to discontinue payments hereunder, request a certification from the Chief Financial Officer of PWG as to whether or not PWG or such Material Subsidiary is insolvent and, pending such certification, the Trustee shall discontinue payment of benefits to the Participant or Beneficiaries. The Trustee may conclusively, without further inquiry rely, upon the certification that it receives.

             (2) Unless the Trust Department of the Trustee has actual direct written knowledge of the insolvency of PWG or any such Material Subsidiary, or has received notice from PWG or a person claiming to be a creditor alleging that PWG is insolvent, the Trustee shall have no duty to inquire whether PWG or any such Material Subsidiary is insolvent. The Trustee may in all events rely on the certification concerning the solvency of PWG or any such Material Subsidiary as may be furnished to the Trustee pursuant to Section 3(b)(1) without further inquiry.

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             (3)  If at any time the Trustee has determined that PWG or any such Material Subsidiary is insolvent pursuant to Section 3(b)(1) or
        (b)(2), the Trustee shall discontinue payments to the Participant or Beneficiaries and shall hold the assets of the Trust for the benefit of the general creditors of PWG or any such Material Subsidiary. Nothing in this Trust Agreement shall in any way diminish any rights of the Participant or Beneficiaries to pursue their rights as general creditors of PWG with respect to benefits due under the Plan or otherwise.

             (4) The Trustee shall resume the payment of benefits to the participant or Beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has received a certification that PWG or any such Material Subsidiary is no longer insolvent. The Trustee shall be entitled to rely on such certification without future inquiry.

        (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participant or Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to the Participant or Beneficiaries by PWG in lieu of the payments provided for hereunder during any such period of discontinuance. PWG shall certify to the Trustee the amount of payments made to the Participant or Beneficiaries by PWG during the discontinuance.

        (d) As used herein, "Material Subsidiary" shall mean at any time any significant subsidiary of PWG as determined in accordance with Regulation S-X under the Securities

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Exchange Act of 1934. PWG shall from time to time provide the Trustee with a list of Material Subsidiaries.

        4.   PAYMENTS TO COMPANY

        Subject to Section 2(a) and Section 5(a), PWG shall have no right or power to direct the Trustee to return to PWG or to divert to any other person any of the Trust assets before all payment of benefits have been made to the Participant or Beneficiaries pursuant to the terms of the Plan. The Administrator shall certify to the Trustee in writing that all payments of benefits under the Trust have been made. The trustee may conclusively rely upon such certification.

        5.   INVESTMENT AUTHORITY

        (a) The Trustee shall, upon written instructions received from the Administrator or investment manager appointed by PWG, hold, dispose, invest and reinvest the assets of the Trust (including the Shares), without distinction between principal and income, in treasury bills, mutual funds available for investment in connection with tax-qualified plans maintained by PWG or its subsidiaries, hedge funds designated from time to time by the Administrator, and marketable securities. Notwithstanding the foregoing, in no event may assets of the Trust be invested in Shares except to the extent such Shares have been deposited in the Trust pursuant to Section 1(a). PWG shall have the right at any time, and from time to time, in its sole discretion, to substitute assets of equal market value for any asset held by the Trust as provided in
Section 2(d). The right of PWG to purchase or substitute assets held in the trust is exercisable by PWG in a nonfiduciary capacity.


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         (b)    Except as provided for in Section 5(d) with respect to Shares, all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with PWG, the Participant or Beneficiaries.

         (c) When disposing of assets held in the Trust, nothing shall prevent the Trustee, upon the direction of Administrator, from selling such assets to the Participant or Beneficiaries for the amount set forth in the Trust accounting.

         (d) The Trustee shall have the absolute discretion to vote or abstain from voting the shares with respect to any matters brought before shareholders. The Trustee shall tender or not tender any Shares as directed by the Administrator.

         (e)    The Trustee may hold the assets of the Trust in nominee name.

         (f) When the Trustee delivers property against payment, delivery of the property and receipt of payment may not be simultaneous. The risk of non-receipt of payment shall be the Trust's and the Trustee shall have no liability therefore, unless such non-receipt of payment is a result of the Trustee's (or its officers, directors, employees, nominees or agents) gross negligence or willful misconduct. All credits to the Trust of the anticipated proceeds of sales and redemptions of property and of anticipated income from property shall be conditional upon receipt by the Trustee of final payment and may be reversed to the extent final payment is not received. At the discretion of the Trustee, the Trust may make use of such conditional credits. To the extent such credits do not become unconditional by receipt of final payment, the Trust shall reimburse the Trustee upon demand for the amount of such conditional credits so used. When the Trustee is to receive property, it is authorized to accept documents in lieu of

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such property as long as such documents contain the agreement of the issuer thereof to hold such property subject to the Trustee's sole order. The Trustee may, in its discretion, advance funds to the Trust to facilitate the settlement of any trade. In the event of such an advance, the Trust shall immediately reimburse the Trustee for the amount thereof.

           6. DISPOSITION OF INCOME

           During the term of this Trust, all income received by the Trust shall be accumulated and reinvested in accordance with Section 5 above.

           7. ACCOUNTING BY TRUSTEE

           (a)(i) The Trustee shall keep accurate and detailed accounts of all its receipts, investments and disbursements under this Agreement. Such person or persons as PWG shall designate shall be allowed to inspect the books of account relating to the trust upon request at any reasonable time during the business hours of the Trustee. With repect to any securities or properties, which do not have a readily ascertainable market value, PWG shall provide the Trustee with periodic valuations of such securities or properties. The valuation method of each valuation report shall be done in a manner consistent with valuations used by PWG on its inventory of securities. Trustee may conclusively rely upon such valuations of PWG for all purposes hereunder without inquiry.

     (ii) Within 60 days after the close of each calendar year, (subject to the valuations supplied by PWG) the Trustee shall transmit to PWG, and certify the accuracy of, a written statement of the assets and liabilities of the Trust at the close of that year and a written account of all the Trustee's transactions relating to the Trust during the period from the last previous accounting to the close of that year. (For purposes of this paragraph, the date of the



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Trustee's resignation or removal as provided in Section 10 hereof shall be deemed to be the close of a calendar year.)

         (iii) Unless PWG shall have filed with the Trustee written exceptions or objections to any such statement and account within 90 days after receipt thereof, PWG shall be deemed to have approved such statement and account, and in such case or upon the written approval by PWG of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things embraced in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which PWG and all persons having any beneficial interest in the Trust were parties.

         (b) Nothing contained in this Agreement or in the Plan shall deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's account or for instructions in connection with the Trust, the only other necessary parties thereto in addition to the Trustee shall be PWG and the Participant or Beneficiaries. No person interested in the Trust, other than PWG and the Participant or Beneficiaries, shall have a right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accounting by the Trustee to PWG, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.

         8.     RESPONSIBILITY OF PWG AND TRUSTEE

         (a) The Trustee shall discharge its duties under this Agreement in a reasonably prudent manner.

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        (b)     The Trustee may retain and consult with counsel, who may be counsel for PWG or for the Trustee in its individual capacity, and shall not be deemed imprudent by reason of its taking or refraining from taking any action in accordance with the opinion of counsel. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except as required by law.

        (c) The Trustee shall be under no duties whatsoever, except such duties as are specifically set forth as such in this Agreement or as otherwise agreed to in writing by the Trustee. The Trustee shall not be compelled to take any action toward the execution or performance of the Trust created hereunder or to prosecute or defend any suit or claim in respect thereof, unless indemnified to its satisfaction against loss, liability, and reasonable costs and expenses. The Trustee shall be under no liability or obligation to anyone with repsect to any failure on the part of PWG to perform any of its obligations under this Agreement.

        (d) PWG shall act in accordance with the Plan as provided herein, and the Trustee shall not be responsible in any respect for acting in accordance with the Plan nor shall the Trustee be responsible for the adequacy of the Trust to meet and discharge all payments and liabilities under the Plan. The Trustee shall be fully protected in relying upon any written notice, certificate, instruction, direction or other communication of any investment manager appointed by PWG, the Administrator or other authorized officers of PWG that is not contrary to the express provisions of this Agreement. PWG shall furnish the Trustee with the name and specimen signature of the Administrator or other authorized officers of PWG authorized to act or give directions hereunder and shall promptly notify the Trustee of the termination of the Administrator and the appointment of a successor thereto. Until notified to the contrary, the


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Trustee shall be fully protected in relying upon the most recent name and specimen signature of the Administrator furnished to it by PWG.

        (e) Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any action of PWG under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by the Administrator, and the Trustee shall be fully protected in relying upon such certificate. The Trustee may accept a certificate signed by the Administrator as proof of any fact or matter that it deems necessary or desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying upon the statements in the certificate.

        (f) The Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication reasonably believed by it to be genuine and to be signed by the proper person or persons, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

        (g) In no event shall the Trustee be liable for special or consequential or punitive damages.

        (h) Until notice be given to the contrary, communications to the Trustee shall be sent to it at its office at Chemical Bank, 4 New York Plaza, Fourth Floor, New York, New York and to PWG at its offices located at 1285 Avenue of Americas, New York, New York 10019, Attention: Director of Human Resources.

        (i) PWG shall pay and shall protect, indemnify and save harmless the Trustee and its officers, directors or trustees, employees, agents and nominees from and against any and


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all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature arising from or relating to any action or failure to act by the Trustee, its officers, directors or trustees, employees, nominees and agents in connection with the transactions contemplated by this Agreement, except to the extent that any such loss, liability, action, suite, demand, damage, cost or expense is the result of the gross negligence or willful misconduct of the Trustee, its officers, directors or trustees, employees, nominees or agents.

        (j) The Trustee shall have, without exclusions, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein.

        (k) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

        9.      TRANSACTION COSTS, TAXES, COMPENSATION AND EXPENSES OF TRUSTEE

        (a) PWG shall pay (or make available to the Trustee to pay) any transaction costs and any federal, state, local or other taxes (including withholding taxes) imposed or levied with respect to the corpus and/or income of the Trust or any part thereof under existing or future laws, and PWG, in its discretion, may contest the validity or amount of any transaction cost or any tax assessment, claim or demand respecting the Trust or any part thereof. Notwithstanding the foregoing, to the extent instructed by the Administrator and to the extent Trust assets are




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available, the Trustee, solely in its capacity as trustee and not in its individual capacity, shall advance funds to PWG to enable PWG to satisfy any such transaction costs or taxes. Such advances shall be repayable at such date or dates, with or without interest to be set at a reasonable market rate, or shall be forgiven in whole or in part, in each case, as determined by the Administrator in its sole discretion. In the event PWG pays such transaction costs or such taxes directly, the Administrator may require the Trustee to reimburse PWG for the cost of funds incurred by PWG for any transaction costs or any tax payments made on behalf of the Trust. The Trustee upon notice from the Administrator that a payment is for the purposes set forth in the preceding sentence may reimburse PWG without further inquiry.

        (b) PWG shall pay to the Trustee from time to time such reasonable compensation for its services as trustee as shall be agreed upon by PWG and the Trustee. PWG shall also pay the reasonable and necessary expenses (including reasonable fees of counsel engaged by the Trustee pursuant to Section 8(b) of this Agreement) incurred by the Trustee in the performance of its duties under this Agreement; provided, however, that the aggregate amount of any legal expenses incurred in any calendar year by the Trustee under this Trust and any other trust between PWG and the Trustee which is established in whole or in part to fund PWG's obligations under the Plan and which are reimbursable to the Trustee under this section or the corresponding section of each trust agreement entered into by the parties hereto in connection with any such other trust shall not exceed $3,500, unless (i) the Trustee has delivered written notice ("Notice") to PWG at least ten business days prior to the date on which such legal expense or expenses are to be incurred and (ii) PWG has not notified the Trustee in writing of its objection to the Trustee incurring such expenses prior to the expiration of such ten-business




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day period. To constitute Notice for purposes of the previous sentence, the writing from the Trustee to PWG shall specify in reasonable detail (i) the expenses to be incurred, (ii) the reason or reasons why the Trustee believes it is necessary to incur such expenses, (iii) the anticipated amount of such expenses and (iv) the legal counsel who will be paid any amounts for which reimbursement will be sought by the Trustee under this section. If PWG notifies the Trustee in writing of its objection to any expense described in the Notice prior to the expiration of the ten-business day period, such expense shall not be reimbursable to the Trustee either from the assets of the Trust or from PWG, regardless of whether the Trustee determines to incur such expense. The ten-business day notice period described above shall begin on the date the Notice is received by PWG. Any compensation and expenses which are otherwise reimbursable under this section and which are not paid by PWG may be deducted by the Trustee from the assets of the Trust. If the Trustee satisfies such obligations one of the assets of the Trust, PWG shall immediately, upon demand by the Trustee, deposit into the Trust a sum equal to the amount paid by the Trust.

        10.  RESIGNATION AND REMOVAL OF TRUSTEE

        (a) The Trustee may resign at any time by written notice to PWG, which shall be effective 60 days after receipt of such notice unless PWG and the Trustee agree otherwise.

        (b) The Trustee may be removed by PWG on 60 days' written notice or upon shorter notice accepted by the Trustee.

        (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall

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be completed within 60 days after receipt of notice or resignation, removal or transfer, unless PWG extends the time limit.

        (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this Section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding described in the previous sentence shall be paid by PWG.

        11.  APPOINTMENT OF SUCCESSOR TRUSTEE

        If the Trustee resigns or is removed in accordance with Section 10 hereof, PWG, by action of the Committee, shall appoint a successor trustee reasonably acceptable to the Participant or Beneficiaries, to act hereunder after the effective date of such removal or resignation. Each successor trustee shall have the powers and duties conferred upon the Trustee in this Agreement, and the term "Trustee" as used in this Agreement shall be deemed to include any successor trustee. Upon designation or appointment of a successor trustee, the Trustee shall transfer and deliver the Trust to the successor trustee, reserving such sums as the Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Trust for which the Trustee may be liable. Any amounts remaining shall be restored to the Trust by PWG with interest at 30-day treasury bill rate. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from PWG. When the Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been

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settled as provided in Section 7 hereof, the Trustee shall be released and discharged from all further accountability or liability for the Trust (except for any acts (other than any accounting) resulting from the gross negligence or willful misconduct of the Trustee during the period it was acting hereunder) and shall not be responsible in any way for the further disposition of the Trust or any part thereof.

        12.     AMENDMENT OR TERMINATION

        (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and PWG. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable. PWG shall certify to the Trustee that any proposed amendment is not in conflict with the terms of Plan or Trust

        (b)     The Trust shall not terminate until the earlier to occur of
(i) the date on which the Participant or Beneficiaries are no longer entitled to any benefits pursuant to the Plan or (ii) the twenty-first anniversary of the death of the Participant who is the beneficiary of the Trust as of the date of execution of this Agreement. Upon termination of the Trust, any assets remaining in the Trust shall be returned to PWG.

        13.     MISCELLANEOUS

        (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

        (b) Benefits payable to the Participants or Beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subject to attachment, garnishment, levy, execution or other legal or equitable process.




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                 (c) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 (d) The titles to Sections of this Agreement are placed herein for convenience of reference only, and the Agreement is not to be construed by reference thereto.

                 (e) This Agreement shall bind and inure to the benefit of successor and assigned of PWG and the Trustee, respectively, and the Participant or Beneficiaries and legal representatives (e.g., executors, administrators, conservators, etc.).

                 (f) This Agreement may be executed in any number of counterparts, each of which shall be deemend to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by an counterpart.

                 14. EFFECTIVE DATE

                 The effective date of this Trust Agreement shall be February 4, 1994.






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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.


                                                PAINE WEBBER GROUP INC.


      /s/ Elisa A. Bell                         By:  /s/ Theodore A. Levine
-------------------------------                 -----------------------------
         Notary Public
                                                Title:
           ELISA A. BELL                        -----------------------------
NOTARY PUBLIC, State of New York
           No. 03-4818330
     Qualified in Bronx County
Commission Expires June 30, 1994


                                                CHEMICAL BANK


C  /s/ Thora-Chan Sui-Maharaj                    By:  /s/  Steven V. Sabo
--------------------------------                ----------------------------
         Notary Public
                                                Title:  Vice President
    THORA-CHAN SUI-MAHARAJ                      ----------------------------
Notary Public, State of New York
         No. 41-4638300
      Qualified in Queens County
Certificate Filed in New York County
Commission Expires September 30, 1994





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